UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2005

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On June 21, 2005, the Company entered into a Supplemental Executive Retirement Plan (“SERP”) agreement with James S. Westfall, the Executive Vice President and Chief Financial Officer of the Company. The SERP is intended to provide Mr. Westfall an unfunded retirement income benefit through an individual agreement. The lifetime annual benefit payable to Mr. Westfall under the SERP, beginning at age 62, is $298,895, increased by 3% per year after age 62. Benefit accrual and vesting occur over 10 years of service, with full accrual and vesting immediately upon Mr. Westfall’s disability or a change in control of the Company.

On June 21, 2005, the Company also entered into a Split Dollar Life Insurance Agreement with Mr. Westfall. Under the Agreement, Mr. Westfall’s beneficiaries are entitled to receive $1,500,000 from the proceeds of specified life insurance policies in the event of his death while employed by the Company or following termination of his employment as a result of disability or a change in control of the Company. If the Company terminates Mr. Westfall’s employment without cause, and not as a result of disability or change in control, or Mr. Westfall terminates his employment with the Company after he has reached age 59 1/2, Mr. Westfall’s beneficiaries will receive a percentage (based on Mr. Westfall’s years of service with the Company) of such insurance proceeds on Mr. Westfall’s death. If Mr. Westfall’s employment with the Company terminates under any other circumstances, his beneficiaries will receive $50,000 of such insurance proceeds on Mr. Westfall’s death. The insurance policies on Mr. Westfall’s life are held on behalf of the Company in a rabbi trust. A copy of the SERP is included herein as Exhibit 10.1 and a copy of the Split Dollar Life Insurance Agreement is included herein as Exhibit 10.2, both of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Employee Supplemental Executive Retirement Plan Agreement, dated as of June 21, 2005, by and between Greater Bay Bancorp and James S. Westfall (1)

10.2	Split Dollar Life Insurance Agreement, dated as of June 21, 2005, by and between Greater Bay Bancorp and James S. Westfall (1)

(1)	Represents compensation plans and arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: June 23, 2005	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Employee Supplemental Executive Retirement Plan Agreement, dated as of June 21, 2005, by and between Greater Bay Bancorp and James S. Westfall (1)

10.2	Split Dollar Life Insurance Agreement, dated as of June 21, 2005, by and between Greater Bay Bancorp and James S. Westfall (1)

(1)	Represents compensation plans and arrangements